UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

BLUE APRON HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 29, 2020
Dear Blue Apron Stockholder:
I am pleased to invite you to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Blue Apron Holdings, Inc. (“Blue Apron”) to be held on Monday, June 15, 2020 at 10:00 a.m., Eastern Time, via the Internet at a virtual web conference at www.meetingcenter.io/292443445. To support the health and well-being of our stockholders, employees and directors in light of the novel coronavirus (“COVID-19”) outbreak, our Annual Meeting will be a virtual meeting of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the virtual meeting and submit questions during the virtual meeting by visiting the above-mentioned Internet site. In light of the public health and safety concerns related to COVID-19, we believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world. We intend to resume our historical practice of holding an in-person meeting next year.
Details regarding the virtual meeting and the business to be conducted are more fully described in the accompanying Notice of 2020 Annual Meeting of Stockholders and Proxy Statement.
Pursuant to the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to stockholders over the Internet, we are posting the proxy materials on the Internet and delivering a notice of the Internet availability of the proxy materials under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or about April 29, 2020, we will begin mailing to our stockholders a Notice of Internet Availability (the “Notice”) containing instructions on how to access or request a copy of our Proxy Statement for the Annual Meeting and our Annual Report on Form 10-K for the year ended December 31, 2019.
Your vote is important. Whether or not you plan to attend the Annual Meeting online, I hope you will vote as soon as possible. You may vote over the Internet in advance of or during the virtual Annual Meeting or, if you requested printed copies of proxy materials, you may also vote by mailing a proxy card or voting by telephone. Please review the instructions on the Notice or on the proxy card regarding your voting options.
If you plan to attend the virtual Annual Meeting, you will need the control number included in your Notice, on your proxy card or voting instruction form. The virtual Annual Meeting will begin promptly at 10:00 a.m., Eastern Time on June 15, 2020. Please allow yourself ample time for the online check-in procedures.
Thank you for being a Blue Apron stockholder. We hope that you can attend the Annual Meeting online.
Sincerely,
Linda F. Kozlowski
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT
In order to ensure your representation at the Annual Meeting, whether or not you plan to attend the virtual Annual Meeting online, please vote your shares as promptly as possible over the Internet by following the instructions on your Notice or, if you requested printed copies of your proxy materials, by following the instructions on your proxy card. Your participation will help to ensure the presence of a quorum at the virtual Annual Meeting and save Blue Apron the extra expense associated with additional solicitation. If you hold your shares through a broker, your broker is not permitted to vote on your behalf in the election of directors, unless you provide specific instructions to the broker by completing and returning any voting instruction form that the broker provides (or following any instructions that allow you to vote your broker-held shares via telephone or the Internet). For your vote to be counted, you will need to communicate your voting decision in accordance with the instructions set forth in the proxy materials. Voting your shares in advance will not prevent you from attending the virtual Annual Meeting online, revoking your earlier submitted proxy in accordance with the instructions set forth in the proxy materials or voting your shares online during the virtual Annual Meeting.

BLUE APRON HOLDINGS, INC.
28 Liberty Street
New York, NY 10005
NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given that Blue Apron Holdings, Inc. will hold its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on Monday, June 15, 2020 at 10:00 a.m., Eastern Time via the Internet at a virtual web conference at www.meetingcenter.io/292443445, for the following purposes:
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To elect three Class III directors, Tracy Britt Cool, Elizabeth Huebner and Matthew Salzberg, to hold office until our 2023 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal;

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To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

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To transact any other business that properly comes before the Annual Meeting (including adjournments and postponements thereof).

To support the health and well-being of our stockholders, employees and directors in light of the novel coronavirus (“COVID-19”) outbreak, our Annual Meeting will be a virtual meeting of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the virtual meeting and submit questions during the virtual meeting by visiting the above-mentioned Internet site. In light of the public health and safety concerns related to COVID-19, we believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world. We intend to resume our historical practice of holding an in-person meeting next year.
Only holders of record of our Class A common stock and Class B common stock at the close of business on April 20, 2020 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting as set forth in the enclosed proxy statement (the “Proxy Statement”). A complete list of registered stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to investor.relations@blueapron.com, stating the purpose of the request and providing proof of ownership of Class A common stock or Class B common stock. This list will also be available for examination to stockholders of record during the virtual Annual Meeting webcast at www.meetingcenter.io/292443445. You are entitled to virtually attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. If you are a stockholder of record, your ownership as of the Record Date will be verified prior to admittance into the virtual Annual Meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you must provide proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership, to attend the virtual Annual Meeting. Further information about how to attend the virtual Annual Meeting online, vote your shares online during the meeting and submit questions online during the meeting is included in the accompanying Proxy Statement. For instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section titled “Voting” beginning on page 3 of the attached Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card.
By Order of our Board of Directors,
Meredith L. Deutsch
General Counsel and Corporate Secretary
New York, New York
April 29, 2020

PROXY STATEMENT
FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MONDAY, JUNE 15, 2020
GENERAL INFORMATION
Our board of directors solicits your proxy on our behalf for the 2020 Annual Meeting of Stockholders (the “Annual Meeting”), and at any postponement or adjournment of the Annual Meeting, for the purposes set forth in this Proxy Statement and the accompanying Notice of Internet Availability of Proxy Materials (the “Notice”). The Annual Meeting will be held at 10:00 a.m., Eastern Time, on Monday, June 15, 2020 via the Internet at a virtual web conference at www.meetingcenter.io/292443445. We intend to mail a Notice of Internet Availability of Proxy Materials to stockholders of record and to make this Proxy Statement and accompanying materials available on the internet on or about April 29, 2020.
In this Proxy Statement the terms “Blue Apron,” “the company,” “we,” “us,” and “our” refer to Blue Apron Holdings, Inc. The mailing address of our principal executive offices is Blue Apron Holdings, Inc., 28 Liberty Street, New York, NY 10005. All website addresses set forth in this Proxy Statement are for information only and are not intended to be an active link or to incorporate any website information into this document.
References to shares outstanding and per share amounts in this Proxy Statement give effect to a 1-for-15 reverse stock split of our Class A common stock and Class B common stock that became effective on June 14, 2019.
EXPLANATORY NOTE
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may remain an emerging growth company until December 31, 2022, provided that, if the market value of our common stock that is held by non-affiliates exceeds $700 million as of any June 30 before that time or if we have annual gross revenues of $1.07 billion or more in any fiscal year, we would cease to be an emerging growth company as of December 31 of that year.

Internet Availability of Proxy Materials
We are providing access to our proxy materials over the Internet. On or about April 29, 2020, we will mail the Notice to stockholders, unless they requested a printed copy of proxy materials. The Notice contains instructions on how to access our proxy materials and how to vote. If you would like to receive a paper or e-mail copy of our proxy materials, please follow the instructions in the Notice. If you requested printed versions of these materials by mail, they will also include a proxy card for the virtual Annual Meeting.
Record Date
April 20, 2020.
Quorum
A majority of the voting power of all issued and outstanding shares of our Class A common stock and Class B common stock (voting together as a single class) entitled to vote on the Record Date must be virtually present online or represented by proxy at the Annual Meeting to constitute a quorum.
Shares Outstanding
9,727,319 shares of Class A common stock and 3,654,212 shares of Class B common stock outstanding as of the Record Date. There are no shares of Class C capital stock outstanding as of the Record Date.
Stockholder List
A list of registered stockholders as of the close of business on the Record Date will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to investor.relations@blueapron.com, stating the purpose of the request and providing proof of ownership of Class A common stock or Class B common stock. This list will also be available for examination to stockholders of record during the virtual Annual Meeting webcast at www.meetingcenter.io/292443445.
Attendance at Virtual Annual Meeting
We will host the Annual Meeting live online via webcast. You may attend the Annual Meeting live online by visiting www.meetingcenter.io/292443445. The webcast will start at 10:00 a.m., Eastern Time, on Monday, June 15, 2020. You will need the control number included on your Notice, proxy card or voting instruction form in order to be able to attend, vote or ask questions during the meeting. Please allow yourself ample time for the online check-in procedures.
If you are not a stockholder of record but hold shares through an intermediary, such as a bank or broker, trustee or nominee, you must provide proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership, to attend the virtual Annual Meeting. To register to attend the virtual Annual Meeting, you must submit proof of beneficial ownership as of the Record Date, with your name and email address to Computershare. Requests for registration of beneficial owners must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 10, 2020. You will receive a confirmation of your registration by email after Computershare receives your registration materials. Requests for registration should be directed by email to legalproxy@computershare.com or by mail to Computershare, Blue Apron Holdings, Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.
Questions at the Annual Meeting
If you wish to submit a question prior to or during the virtual Annual Meeting, you may log into, and ask a question on, the virtual meeting platform at www.meetingcenter.io/292443445. Our virtual meeting will be governed by our Rules of Conduct which will be available on the virtual meeting platform during the virtual Annual Meeting. The Rules of Conduct will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.
Voting
There are four ways a stockholder of record can vote:
(1)
By Internet:   If you are a stockholder as of the Record Date, you may vote over the Internet by following the instructions provided in the Notice.

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By Telephone:   If you are a stockholder as of the Record Date, you may vote by telephone by following the instructions in the Notice.

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By Mail:   If you requested printed copies of proxy materials and are a stockholder as of the Record Date, you may vote by mailing your proxy as described in the proxy materials.

(4)
During the Meeting:   The Annual Meeting will be a virtual only meeting, which can be accessed at www.meetingcenter.io/292443445. If you are a stockholder as of the Record Date, you will have the ability to attend the virtual meeting and vote online during the meeting. Submitting a proxy will not prevent a stockholder from attending the Annual Meeting virtually, revoking an earlier-submitted proxy in accordance with the process outlined below and voting online during the virtual meeting.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m., Eastern Time, on June 14, 2020. Proxies submitted by U.S. mail must be received before the start of the virtual Annual Meeting.
If you hold your shares through a bank or broker, please follow their instructions.

Revoking Your Proxy
Stockholders of record may revoke their proxies by virtually attending the Annual Meeting and voting online during the meeting, by filing an instrument in writing revoking the proxy prior to the meeting or by filing another duly executed proxy bearing a later date with our Corporate Secretary before the vote is counted or by voting again using the telephone or Internet before the cutoff time (11:59 p.m., Eastern Time, on June 14, 2020). Your latest telephone or Internet proxy submitted prior to the Annual Meeting is the one that will be counted, unless you virtually attend the Annual Meeting and vote your shares online during the meeting. If you hold shares through a bank or broker, you may revoke any prior voting instructions by contacting that firm.
Voting Rights
Holders of our Class A common stock are entitled to one vote per share of Class A common stock held on the Record Date in respect of any proposal presented at the Annual Meeting. Holders of our Class B common stock are entitled to ten votes per share of Class B common stock held on the Record Date in respect of any proposal presented at the Annual Meeting. Holders of our Class C capital stock have no voting rights except as prescribed by law or as provided in our restated certificate of incorporation, as amended.
Votes Required to Adopt Proposals
For Proposal One, the election of directors, the three nominees receiving the highest number of votes properly cast FOR election, or a “plurality” of the votes properly cast, will be elected as directors.
For Proposal Two, a majority of the votes properly cast FOR the proposal is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
Effect of Abstentions and Broker Non-Votes
Votes withheld from any nominee, abstentions and “broker non-votes” (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum. Shares voting “withheld” have no effect on the election of directors.
Abstentions have no effect on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Under the rules that govern brokers holding shares for their customers, brokers who do not receive voting instructions from their customers have the discretion to vote uninstructed shares on routine matters, but do not have discretion to vote such uninstructed shares on non-routine matters. Proposal Two, the ratification of the appointment of Ernst & Young LLP, is considered a routine matter where brokers are permitted to vote shares held by them without instruction. If your shares are held through a broker, those shares will not be voted in the election of directors unless you affirmatively provide the broker instructions on how to vote.
Voting Instructions
If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit proxy voting instructions but do not direct how your shares should be voted on each item, the persons named as proxies will vote FOR the election of the nominees for directors and FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment, although we have not received timely notice of any other matters that may be properly presented for voting at the Annual Meeting.
Voting Results
We will announce preliminary results at the Annual Meeting. We will report final results by filing a Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and final results in an amendment to the Form 8-K after they become available.
Additional Solicitation/Costs
We are paying for the distribution of the proxy materials and solicitation of the proxies. As part of this process, we reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. Our directors, officers and employees may also solicit proxies on our behalf virtually during the meeting, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.

Householding
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2019, as applicable, is being delivered to multiple stockholders sharing an address unless we have received contrary instructions. We will promptly deliver a separate copy of any of these documents to you if you write to us at Investor Relations at Blue Apron Holdings, Inc., 28 Liberty Street, New York, NY 10005 or email us at investor.relations@blueapron.com or call us at (347) 719-4312. If you want to receive separate copies of the Notice, Proxy Statement or Annual Report on Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address or email or telephone number.

PROPOSAL ONE
ELECTION OF DIRECTORS
Number of Directors; Board Structure
Our board of directors is divided into three staggered classes of directors as nearly equal in number as possible. One class is elected each year at the annual meeting of stockholders for a term of three years. The terms of our Class III directors expire at the Annual Meeting. The terms of our Class I directors will expire at the 2021 annual meeting. The terms of our Class II directors will expire at the 2022 annual meeting. Directors are elected to hold office for a three-year term or until the election and qualification of their successors in office, subject to their earlier death, resignation or removal.
Nominees
Based on the recommendation of our nominating and corporate governance committee, our board of directors has nominated Tracy Britt Cool, Elizabeth Huebner and Matthew B. Salzberg for election as directors to hold office until our 2023 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal. Each of the nominees is a current member of our board of directors and has consented to serve if elected.
Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “FOR” the election of each nominee. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the members of our board of directors. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on our board of directors. Our board of directors may fill such vacancy at a later date or reduce the size of our board of directors. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.
Recommendation of our Board of Directors
The board of directors recommends that you vote “FOR” the election of each of Tracy Britt Cool, Elizabeth Huebner and Matthew B. Salzberg as Class III directors.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Board of Directors
The biographies of each of the director nominees and continuing directors below contain information regarding each such person’s service as a director on our board of directors, business experience and other experiences, qualifications, attributes or skills that caused our board of directors and nominating and corporate governance committee to determine that the person should serve as a director of the company. In addition to the information presented below regarding each such person’s specific experience, qualifications, attributes and skills that led our board of directors and nominating and corporate governance committee to the conclusion that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our board of directors, including a commitment to understanding our business and industry. We also value our directors’ experience in relevant areas of business management and on other boards of directors and board committees.
Our corporate governance guidelines also dictate that a majority of our board of directors be comprised of independent directors whom our board of directors has determined have no material relationship with the company and are otherwise “independent” directors under the published listing rules of the New York Stock Exchange (“NYSE”).
Below is information, as of April 29, 2020, regarding our director nominees and directors whose terms are continuing after the Annual Meeting.
Name	Age	Blue Apron Director Since	Independent	Committee Membership
Directors for election at the 2020 Annual Meeting (Class III)
Tracy Britt Cool	35	2017	Yes	Audit Committee Nominating and Corporate Governance Committee (Chair)
Elizabeth Huebner	62	2020	Yes	Audit Committee (Chair) Compensation Committee
Matthew B. Salzberg	36	2011	No	—
Nominees with terms expiring at the 2021 Annual Meeting (Class I)
Gary R. Hirshberg	65	2016	Yes	Compensation Committee (Chair) Nominating and Corporate Governance Committee
Linda F. Kozlowski	46	2019	No	—
Nominees with terms expiring at the 2022 Annual Meeting (Class II)
Julie M.B. Bradley	51	2015	Yes	Audit Committee Compensation Committee
Brian P. Kelley	59	2017	Yes	Audit Committee Nominating and Corporate Governance Committee
Nominees for Election for a Three-Year Term Ending at the 2023 Annual Meeting
Tracy Britt Cool has been a member of our board of directors since January 2017. From November 2014 to March 2020, Ms. Cool served as chief executive officer of Pampered Chef, a provider of high-quality kitchenware solutions distributed through independent cooking consultants. Ms. Cool joined Berkshire Hathaway, Pampered Chef’s parent company, in December 2009 as financial assistant to the chairman. In addition, from 2012 to 2019, Ms. Cool served as chair of the following Berkshire Hathaway subsidiaries:

Benjamin Moore & Co., Larson-Juhl and Oriental Trading Company. From 2013 to 2020, Ms. Cool served as a director of The Kraft Heinz Company, and its predecessor H.J. Heinz Company. From 2012 to 2014, Ms. Cool also served as chair of Johns Manville. Ms. Cool holds an A.B. degree in economics from Harvard College and an M.B.A. degree from Harvard Business School. We believe that Ms. Cool is qualified to serve on our board of directors due to her experience as chairman of several Berkshire Hathaway subsidiaries, as well as her insight into financial, investment and other complex subjects.
Elizabeth Huebner has been a member of our board of directors since January 2020. Since May 2019, Ms. Huebner has served as a director of REI Co-op, where she is a member of the audit and finance committee. From 2009 to August 2017, she served on the board of directors of Blucora, a provider of Internet-related services, where she chaired the audit committee, was a member of the compensation committee and was a member and chair of the nominating and governance committee. Ms. Huebner served as senior vice president and chief financial officer for Getty Images, Inc., a provider of visual content and rights services, from 2000 to 2006. Prior to Getty Images, Ms. Huebner was the chief financial officer for Primus Knowledge Solutions, Inc., a web-based problem-resolution software company. From 1996 to 1998, she served as the chief financial officer for Fluke Corporation, a manufacturer of industrial test, measurement and diagnostic equipment. Ms. Huebner began her career at Arthur Andersen where she left as an audit manager and spent seven years with McCaw Cellular (AT&T Wireless) in a variety of senior financial positions. She also formerly served on the board of Procera Networks, Inc. and is currently on the board of directors for the National Association of Corporate Directors Pacific Northwest Chapter. Ms. Huebner holds a B.S. in Accounting from the University of Utah — David Eccles School of Business. We believe that Ms. Huebner is qualified to serve on our board of directors due to her financial and accounting expertise and her experience in corporate development. Ms. Huebner was identified with the assistance of a third-party search firm, and was recommended for appointment to the board by the nominating and corporate governance committee following an interview process conducted by the board in consultation with management.
Matthew B. Salzberg, one of our founders, has served as a member of our board of directors since inception and as chairman of the board of directors since June 2017. Mr. Salzberg founded and has served as managing partner of Material, a venture capital investment firm that specializes in new company creation, since December 2018. Mr. Salzberg served as our executive chairman from November 2017 to December 2018, and before that as our president and chief executive officer from inception. He also previously served as our treasurer from inception until January 2017. Before founding Blue Apron, Mr. Salzberg was employed as a senior associate by Bessemer Venture Partners, a venture capital firm, from June 2010 to January 2012, and as an analyst by The Blackstone Group, a private equity firm, from June 2005 to June 2008. Mr. Salzberg has served as a member of the boards of directors of Embark Veterinary, Inc., a pet genetic testing company, since July 2015, and Kitchen to Kitchen since October 2019, and has also served on the boards of directors of various other private companies. Mr. Salzberg holds an A.B. degree in economics from Harvard College and an M.B.A. degree from Harvard Business School. We believe that Mr. Salzberg is qualified to serve on our board of directors due to his extensive knowledge of our company and the industry in which we compete, and his vision and leadership as a founder and as our former president and chief executive officer.
Directors Continuing in Office Until the 2021 Annual Meeting
Gary R. Hirshberg has been a member of our board of directors since October 2016. Mr. Hirshberg co-founded Stonyfield Farm, Inc., a producer of organic dairy-related products, in 1983, and served as the company’s chief executive officer until January 2012. He currently serves as chairman of Stonyfield Farm, which is now a wholly-owned subsidiary of Lactalis, a French food product company. Mr. Hirshberg has received numerous awards for corporate and environmental leadership, including twelve honorary degrees, and has served on a variety of nonprofit and corporate boards. Mr. Hirshberg holds a B.A. degree in environmental studies from Hampshire College. We believe that Mr. Hirshberg is qualified to serve on our board of directors due to his experience in founding and building an entrepreneurial company, his knowledge of the organic foods industry and sustainable business practices, and his service on the boards of directors of various private companies in the organic and food industries.
Linda F. Kozlowski has been our president and chief executive officer and a member of our board of directors since April 2019. Ms. Kozlowski served as chief operating officer of Etsy, Inc., a global marketplace for unique and creative goods, from May 2016 to December 2018. From October 2012 to December 2015, Ms. Kozlowski served in multiple positions at Evernote Corporation, a mobile app for productivity, including as chief operating officer from May 2015 to December 2015, during which time she oversaw worldwide operations and led cross-functional teams in offices across seven countries. Ms. Kozlowski served as vice president of worldwide operations at Evernote from May 2014 to May 2015, as vice president of international marketing from April 2013 to May 2014, and as director of market development from October 2012 to April 2013. Prior to Evernote, Ms. Kozlowski was director of global marketing and customer experience at Alibaba.com from June 2011 to October 2012, and director of international corporate affairs from July 2009 to June 2011. Ms. Kozlowski currently serves as a member of the board of directors of Ralph Lauren Corporation. Ms. Kozlowski holds a B.A. in corporate communications and journalism from Elon University and an M.A. in journalism and public relations from the University of North Carolina at Chapel Hill. We believe Ms. Kozlowski is qualified to serve on our board of directors due to her experience and various senior management roles in multiple consumer technology organizations and because of her service as our president and chief executive officer.
Directors Continuing in Office Until the 2022 Annual Meeting
Julie M.B. Bradley has been a member of our board of directors since November 2015. From October 2011 to November 2015, she served as senior vice president, chief financial officer, chief accounting officer and treasurer of TripAdvisor, Inc., an online travel planning and booking site. Prior to joining TripAdvisor, from July 2005 to April 2011, Ms. Bradley served as senior vice president, chief financial officer, treasurer and secretary of Art Technology Group, Inc., a provider of e-commerce software solutions and services. Prior to joining Art Technology Group, Ms. Bradley was at Akamai Technologies, Inc., a global provider of cloud services for delivering, optimizing and securing content and business applications over the Internet, from April 2000 to June 2005, most recently serving as vice president of finance. Previously, Ms. Bradley was an accountant with Deloitte LLP. Ms. Bradley has served on the board of directors of Wayfair Inc. since September 2012 and served on the board of directors of Constant Contact, Inc. from June 2015 to February 2016 and on the board of directors of ExactTarget, Inc. from September 2012 to July 2013. Ms. Bradley holds a B.A. degree in economics from Wheaton College and is a certified public accountant. We believe that Ms. Bradley is qualified to serve on our board of directors due to her financial and accounting expertise and her experience in corporate development.
Brian P. Kelley has been a member of our board of directors since April 2017. Mr. Kelley has been a partner at Lindsay Goldberg LLC, a private equity firm, since January 2017. From December 2012 to May 2016, he served as president and chief executive officer of Keurig Green Mountain, Inc., a beverage company which was acquired by JAB Holding Company in March 2016. From April 2007 to November 2012, Mr. Kelley was employed by The Coca-Cola Company, a consumer beverage company, serving as the president of still/non-carbonated beverages and supply chain from April 2007 to August 2012 and president, Coca-Cola Refreshments from August 2012 to November 2012. From July 2002 to April 2007, Mr. Kelley served as president and chief executive officer of Sirva, Inc., a relocation services company. Previously, Mr. Kelley held executive and other positions with Ford Motor Company, General Electric, and Procter & Gamble. Mr. Kelley previously served as a member of the board of directors of Keurig Green Mountain, from December 2012 to July 2018 and of AMAG Pharmaceuticals, Inc., a pharmaceutical company, from December 2016 to September 2017. Mr. Kelley holds a B.A. degree in economics from the College of the Holy Cross. We believe that Mr. Kelley is qualified to serve on our board of directors due to his experience in the consumer product industry and his experience on other public company boards of directors.
Executive Officers
In addition to Ms. Kozlowski, our president and chief executive officer, who also serves as a director, our executive officers as of April 29, 2020 are:
Timothy S. Bensley, 60, has served as our chief financial officer and treasurer since May 2018. Previously, Mr. Bensley served as chief financial officer of Acosta, Inc., a sales and marketing company for consumer-packaged goods companies, from June 2015 to October 2017. From 1986 to April 2015, Mr. Bensley served in multiple positions at PepsiCo, Inc., a multinational food, snack and beverage company, including chief financial officer of Pepsi Cola North America from 2008 to 2010, chief financial officer of PepsiCo Americas

Foods from 2010 to 2012 and senior vice president, global transformation from 2012 to April 2015. Mr. Bensley holds a B.S. degree in engineering from the United States Military Academy at West Point and an M.S. degree in project management from Boston University.
Julie Betancur, 50, has served as our chief human resources officer since September 2019. Prior to that, she served as the senior vice president of human resources at Jump Ramp Games, a provider of online games services, from October 2015 to June 2019. Prior to Jump Ramp Games, Ms. Betancur served as North America campus recruiting lead at Accenture, a global professional services company, from March 2015 to October 2015. From 2005 until March 2015, Ms. Betancur was vice president of human resources and development at SSA & Company, a management consulting firm. Ms. Betancur holds a B.A. degree in psychology from Cornell University.
Alan Blake, 58, has served as our chief operating officer since February 2019. Mr. Blake previously served as our chief supply chain officer from June 2018 until his promotion to chief operating officer. Prior to that, Mr. Blake served as the chief supply chain officer at Revlon, Inc., a global cosmetics company, from April 2017 to June 2018. From October 2015 to April 2017, Mr. Blake served as executive vice president of global operations at Ventura Foods, LLC, a producer of a wide variety of ingredients for the food service and baking industries. From October 2010 to October 2015, he worked at Campbell Soup Company, a global food company, serving first as vice president of North American manufacturing before becoming vice president of the North American supply chain and United States retail business team. Mr. Blake also served as senior vice president of global production at Brown-Forman Corporation, a spirits and wine company, from 2006 to 2010. Mr. Blake holds a B.S. degree in industrial systems engineering from The Ohio State University and an M.B.A. degree in finance from Xavier University.
Meredith L. Deutsch, 47, has served as our general counsel and corporate secretary since September 2019. Prior to that, Ms. Deutsch was special counsel in the corporate department at Fried, Frank, Harris, Shriver and Jacobson, LLP from 2017 to 2019 and served as the executive vice president, general counsel and secretary at Morgans Hotel Group Co., a global hospitality company, from 2014 until 2016. Ms. Deutsch previously served as a consultant and acting general counsel to KIT digital, Inc., and spent the twelve years prior to that working in the capital markets practice at Jones Day. Ms. Deutsch holds a B.A. degree in history from the University of Pennsylvania and a J.D. from Cornell Law School.
Irina Krechmer, 49, has served as our chief technology officer since June 2019. Prior to that, Ms. Krechmer served as vice president of engineering at XO Group Inc., the parent company of digital brands including The Knot, The Bump, The Nest and GigMasters, from April 2014 to April 2019. Prior to XO Group, from October 2010 to April 2014, Ms. Krechmer was executive director of engineering at Amplify, a curriculum and assessment company. From January 2003 to March 2010, Ms. Krechmer worked at Redcats USA, a global online home shopping retailer, serving first as director, online development before becoming director, enterprise platform engineering. Ms. Krechmer holds a B.S. degree in applied mathematics from Odessa National ‘I.I. Mecnikov’ University in Ukraine.
Controlled Company Status
We are a “controlled company” within the meaning of the corporate governance standards of the NYSE because Matthew B. Salzberg beneficially owns shares of our Class A common stock and Class B common stock representing more than 50% of the total voting power of the outstanding shares of our capital stock. So long as Mr. Salzberg continues to beneficially own more than 50% of the total voting power of the outstanding shares of our capital stock, we will remain a “controlled company.”
Pursuant to the terms of our restated certificate of incorporation, as amended, with limited exceptions and permitted transfers, shares of Class B common stock (with ten votes per share) convert into shares of Class A common stock (with one vote per share) upon the sale, transfer and/or voluntary conversion of such shares of Class B common stock. Conversions of shares of Class B common stock upon sales, transfers and/or voluntary conversion of such shares effectively increase the voting power of other holders of Class B common stock, including Mr. Salzberg. As a result of future sales or issuances of capital stock, and/or exercises, settlements or conversions of options, warrants or restricted stock units, and/or additional conversions of Class B common stock into shares of Class A common stock, Mr. Salzberg’s voting power will fluctuate and may in the future decrease below, and then back above, 50% of the total voting power of our outstanding capital stock.
Under the NYSE rules, a controlled company may elect not to comply with certain corporate governance requirements, including requirements that:
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a majority of the board of directors consist of independent directors;

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the board maintain a nominations committee with prescribed duties and a written charter; and

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the board maintain a compensation committee with prescribed duties and a written charter and comprised solely of independent directors.

We do not currently rely on any of the corporate governance exemptions available to a controlled company.
Director Independence
Under the rules of the NYSE, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the completion of its initial public offering. In addition, the rules of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the rules of the NYSE, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.
At least annually, our board of directors will evaluate all relationships between us and each director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such director’s ability to satisfy his or her responsibilities as an independent director. Based on this evaluation, our board of directors will make an annual determination of whether each director is independent within the meaning of the independence standards of the NYSE, the Securities and Exchange Commission (“SEC”) and our applicable board committees.
Our board of directors has determined that each of Mses. Bradley, Cool and Huebner and Messrs. Hirshberg and Kelley is an “independent director” as defined under the rules of the NYSE. Our board of directors also has determined that Ms. Bradley, Ms. Cool, Ms. Huebner and Mr. Kelley, who comprise our audit committee, Ms. Bradley, Ms. Huebner and Mr. Hirshberg, who comprise our compensation committee, and Ms. Cool, Mr. Hirshberg and Mr. Kelley, who comprise our nominating and corporate governance committee, satisfy the independence standards for such committees established by the SEC and the rules of the NYSE, as applicable. Our board of directors previously determined that each of Kenneth A. Fox (who resigned in February 2019) and Robert P. Goodman (who resigned in December 2019) was an “independent director” as defined under the rules of the NYSE and that Mr. Goodman, who served on our audit and compensation committees in 2019, satisfied the independence standard for such committees established by the SEC and the rules of the NYSE. In making such determinations, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director and any institutional stockholder with which he or she is affiliated.
Board Leadership Structure
Our corporate governance guidelines provide that the roles of chairman of the board and chief executive officer may be separated or combined. Our board of directors has considered its leadership structure and determined that, at this time, the roles of chairman of the board of directors and chief executive officer should be separate. Separating the chairman and the chief executive officer positions allows our chief executive officer, Ms. Kozlowski, to focus on running the business, while allowing our chairman of the board of directors, Mr. Salzberg, to lead our board in its fundamental role of providing advice to and oversight of management. As our board of directors has determined that each of our directors, other than Ms. Kozlowski and Mr. Salzberg, is independent, our board of directors believes that the independent directors provide effective oversight of management. Our board of directors believes that its leadership structure is appropriate because it strikes an effective balance between strategic development and independent leadership and management oversight in the board process. Prior to his resignation on December 31, 2019, Mr. Goodman served as our lead independent director. As lead independent director, Mr. Goodman presided over periodic meetings of our independent directors, served as a liaison between our chairman and the independent directors, and performed such additional duties as our board of directors otherwise determined and delegated. Although our chairman, Mr. Salzberg, is not deemed to be independent under the NYSE rules because he served as an employee until December 2018, the board of directors has determined that it is not necessary to appoint a new lead independent director at this time.
Code of Conduct and Ethics
We have adopted a written code of conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code of conduct and ethics is posted under the heading “Corporate Governance — Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com. If we make any substantive amendments to, or grant any waivers from, the code of conduct and ethics we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K to the extent required by applicable law, the rules of the SEC or the rules of the NYSE.
Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. The guidelines provide, among other things, that:
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our board of directors’ principal responsibility is to oversee the management of the company;

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a majority of the members of our board of directors must be independent directors;

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the independent directors will meet in executive session at least semi-annually;

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directors have full and free access to management and, as necessary, independent advisors;

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new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

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the nominating and corporate governance committee will conduct an annual self-evaluation of the board of directors to determine whether it and its committees are functioning effectively.

A copy of the corporate governance guidelines is posted under the heading “Corporate Governance — Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.
Board Meetings
Our board of directors meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring its approval. It also holds special meetings when important matters require action between scheduled meetings. Members of senior management regularly attend board meetings to report on and discuss their areas of responsibility. Our board of directors held eleven meetings (including regularly scheduled and special meetings) during the fiscal year ended December 31, 2019.

During 2019, each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors upon which he or she served during the periods that he or she served, with the exception of Kenneth A. Fox, who attended no meetings in 2019 prior to his resignation from the board of directors in February 2019. Our board of directors periodically holds executive sessions of the independent directors. Executive sessions do not include employee directors or directors who do not qualify as independent under NYSE and SEC rules.
Annual Meeting Attendance
It is our policy that members of our board of directors are encouraged to attend annual meetings of our stockholders. Four of our directors attended our 2019 annual meeting of stockholders.
Committees
Our amended and restated by-laws provide that our board of directors may delegate responsibility to committees. Our board of directors has three standing committees: the audit committee, the compensation committee and the nominating and corporate governance committee. Our board of directors has also adopted a written charter for each of the three standing committees. Each committee charter is available under the heading “Corporate Governance — Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.
Audit Committee
Our audit committee’s responsibilities include:
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appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

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overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

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reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

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coordinating our board of directors’ oversight of our internal control over financial reporting, disclosure controls and procedures, and code of conduct and ethics;

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discussing our risk management policies;

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establishing policies regarding hiring employees from the registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

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meeting independently with our registered public accounting firm and management;

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reviewing and approving or ratifying any related person transactions; and

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preparing the audit committee report required by SEC rules.

All audit services and all non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
The members of our audit committee are Ms. Huebner (chair), Ms. Bradley, Ms. Cool and Mr. Kelley. Our board of directors has determined that each member of our audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE. Our board of directors has designated each of Ms. Bradley and Ms. Huebner as an “audit committee financial expert,” as defined under the applicable rules of the SEC.
Our audit committee held seven meetings during the fiscal year ended December 31, 2019. Our audit committee operates under a written charter adopted by our board of directors, a current copy of which is available under the heading “Corporate Governance — Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.

Compensation Committee
Our compensation committee’s responsibilities include:
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annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;

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determining the compensation of our chief executive officer;

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reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our other executive officers;

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overseeing an evaluation of our senior executives;

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overseeing and administering our cash and equity incentive plans;

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reviewing and making recommendations to our board of directors with respect to director compensation;

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reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure to the extent such disclosure is required by SEC rules; and

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preparing annual compensation committee reports to the extent required by SEC rules.

Typically, our compensation committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by our compensation committee, in consultation with our president and chief executive officer and our chief financial officer. Our compensation committee meets regularly in executive session. Our president and chief executive officer may not participate in, or be present during, any deliberations or determinations of our compensation committee regarding her compensation or individual performance objectives. Our compensation committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that our compensation committee considers necessary or appropriate in the performance of its duties. Our compensation committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after assessing the independence of such person in accordance with SEC and NYSE requirements that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
The members of our compensation committee are Mr. Hirshberg (chair), Ms. Bradley and Ms. Huebner. Our compensation committee held three meetings during the fiscal year ended December 31, 2019. Our compensation committee operates under a written charter adopted by our board of directors, a current copy of which is available under the heading “Corporate Governance — Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee’s responsibilities include:
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identifying individuals qualified to become members of our board of directors;

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recommending to our board of directors the persons to be nominated for election as directors and to each of the board of directors’ committees;

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reviewing and making recommendations to the board of directors with respect to management succession planning;

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developing and recommending to the board of directors corporate governance principles; and

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overseeing an annual evaluation of the board of directors.

The members of our nominating and corporate governance committee are Ms. Cool (chair), Mr. Hirshberg and Mr. Kelley. Our nominating and corporate governance committee held four meetings during the fiscal year ended December 31, 2019. Our nominating and corporate governance committee operates under a written charter adopted by our board of directors, a current copy of which is available under the heading “Corporate Governance — Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.
Compensation Consultants
Our compensation committee may, in its sole discretion, retain or obtain the advice of one or more compensation consultants. Our compensation committee has in the past engaged Compensia, Inc., a national management consulting firm (“Compensia”), as its independent compensation consultant, to provide comparative data on executive compensation practices in our industry, to assist our compensation committee in developing an appropriate list of peer companies, and to advise on our executive compensation program generally. In 2019, Compensia assisted our compensation committee in modifying our non-employee director compensation policy to provide for the payment of additional compensation for service as chairman of the board by a non-employee.
Although our compensation committee considers the advice and recommendations of independent compensation consultants, other third-party benchmarks and management as to our executive compensation program, our compensation committee ultimately makes its own decisions about these matters. In the future, we expect that our compensation committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.
Our compensation committee will review information regarding the independence and potential conflicts of interest of any compensation consultant it may engage, taking into account, among other things, the factors set forth in the NYSE listing rules. Outside of services provided for the compensation committee, Compensia provided nominal additional services to us in 2019 related to benchmarking data to our chief executive officer with respect to certain executive positions in an effort to ensure that our compensation was competitive so that we could attract, reward, motivate and retain our employees. The total amount paid to Compensia in connection with these additional engagements was less than $120,000 in 2019.
Compensation Committee Interlocks and Insider Participation
None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our board of directors or our compensation committee. None of the members of our compensation committee is an officer or employee of our company, nor have they ever been an officer or employee of our company.
Board Processes
Oversight of Risk
Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our board of directors and its committees is to oversee the risk management activities of our management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our board of directors oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks; our audit committee oversees risk management activities related to financial controls and legal and compliance risks; our nominating and corporate governance committee oversees risk management activities relating to the composition of our board of directors; and our compensation committee oversees risk management activities relating to our compensation policies and practices and management succession planning. Each committee reports to the full board of directors on a regular basis, including reports with respect to each committee’s risk oversight activities as appropriate. In addition, because risk issues often overlap, committees from time to time request that the full board of directors discuss particular risks.

Director Nomination Process
Our board of directors is responsible for selecting its own members. Our board of directors delegates the selection and nomination process to our nominating and corporate governance committee, with the expectation that other members of our board of directors, and of management, will be requested to take part in the process as appropriate.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates may include requests to members of our board of directors and others for recommendations, evaluation of the performance on our board of directors and its committees of any existing directors being considered for nomination, consideration of biographical information and background material relating to potential candidates and, particularly in the case of potential candidates who are not then serving on our board of directors, interviews of selected candidates by members of our nominating and corporate governance committee and our board of directors.
Generally, our nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as our nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, our nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by our nominating and corporate governance committee.
Our nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that our nominating and corporate governance committee deems to be appropriate in the evaluation process. Our nominating and corporate governance committee then discusses and evaluates the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, our nominating and corporate governance committee recommends candidates for our board of directors’ approval as director nominees for election to our board of directors. In considering whether to recommend any particular candidate for inclusion in our board of directors’ slate of recommended director nominees, our nominating and corporate governance committee applies the criteria set forth in our corporate governance guidelines described above under “Corporate Governance Guidelines.” Consistent with these criteria, our nominating and corporate governance committee expects every nominee to have the following attributes or characteristics, among others: integrity, honesty, adherence to high ethical standards, business acumen, good judgment and a commitment of service to the company, including a commitment to understand our business and industry. Our nominating and corporate governance committee considers the value of diversity when selecting nominees, and believes that our board of directors, taken as a whole, should embody a diverse set of skills, experiences and abilities. The nominating and corporate governance committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.
All of the Class III director nominees are currently members of our board of directors. The biographies of such director nominees under the heading “Nominees for Election for a Three-Year Term Ending at the 2023 Annual Meeting” in this Proxy Statement indicate the experience, qualifications, attributes and skills of each of the director nominees that led our nominating and corporate governance committee and our board of directors to conclude he or she should continue to serve as a director of our company. Our nominating and corporate governance committee and our board of directors believe that each of the nominees has the individual attributes and characteristics required of a director of our company, and that the nominees as a group possess the skill sets and specific experience desired of our board of directors as a whole.
Our board currently has seven members. Stockholders may recommend individuals for consideration by our nominating and corporate governance committee and board of directors as potential director candidates by submitting their names, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of capital stock owned by such stockholder or group of stockholders, to our Corporate Secretary at Blue Apron Holdings, Inc., 28 Liberty Street, New York, NY 10005. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our amended and restated by-laws and must be received by us no later than the date referenced below under the heading “Procedures for Submitting Stockholder Proposals.” Assuming that appropriate biographical and background material has been provided on a timely basis, our nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholders also have the right under our amended and restated by-laws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth below under the heading “Procedures for Submitting Stockholder Proposals.”
In evaluating proposed director candidates, our nominating and corporate governance committee may consider, in addition to the minimum qualifications and other criteria approved by our board of directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her depth and breadth of professional experience or other background characteristics, his or her independence and the needs of our board of directors.
Stockholder Communications
Stockholders or other interested parties may contact our board of directors or one or more of our directors with issues or questions about Blue Apron, by mailing correspondence to our General Counsel and Corporate Secretary at 28 Liberty Street, New York, NY 10005. Our legal team will review incoming communications directed to our board of directors and, if appropriate, will forward such communications to the appropriate member(s) of the board of directors or, if none is specified, to the chairman of our board of directors. For example, we will generally not forward a communication that is primarily commercial in nature, is improper or irrelevant, or is a request for general information about Blue Apron.
Compensation Risk Assessment
We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy that applies to our executive officers. In addition, we believe that the equity compensation component of our executive compensation program assists in protecting against excessive or unnecessary risk taking by providing our executives with a strong link to our long-term performance, creating an ownership culture and helping to align the interests of our executives and our stockholders. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

PROPOSAL TWO
RATIFICATION OF THE APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We have appointed Ernst & Young LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2020, and we are asking you and other stockholders to ratify this appointment. Ernst & Young LLP has served as our independent registered public accounting firm since 2015.
Our audit committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. As a matter of good corporate governance, our board of directors determined to submit to stockholders for ratification the appointment of Ernst & Young LLP. A majority of the votes properly cast is required in order to ratify the appointment of Ernst & Young LLP. In the event that a majority of the votes properly cast do not ratify this appointment of Ernst & Young LLP, we will review our future appointment of Ernst & Young LLP.
Our audit committee’s charter, which was adopted in connection with our initial public offering, or IPO, in June 2017, contains a formal policy concerning approval of audit, audit-related and non-audit services to be provided to the company by its independent registered public accounting firm. The policy requires that all services to be provided by our independent registered public accounting firm, including audit and audit-related services and permitted non-audit services, must be preapproved by our audit committee, provided that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. Our board of directors or our audit committee approved all audit, audit-related and non-audit services provided by Ernst & Young LLP during fiscal years 2019 and 2018. We expect that a representative of Ernst & Young LLP will attend the virtual Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.
Principal Accounting Fees and Services
The following table sets forth the aggregate professional fees billed or to be billed by Ernst & Young LLP for audit, audit-related, tax and other services rendered for 2019 and 2018 (in thousands).
Fee Category	2019	2018
Audit Fees	$1,142	$1,250
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$2	$4
Total Fees	$1,144	$1,254
Audit Fees.   Represents fees for professional services provided in connection with the audit of our annual consolidated financial statements and the reviews of our quarterly consolidated financial statements.
All Other Fees.   Represents fees for services other than the services reported in Audit Fees, Audit-Related Fees and Tax Fees.
Recommendation of our Board of Directors

The board of directors recommends that you vote “FOR” the ratification and appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Report of the Audit Committee of our Board of Directors
The information contained in this audit committee report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act, or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that Blue Apron specifically incorporates this report or a portion of it by reference.
Our audit committee’s general role is to assist our board of directors in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.
Our audit committee has reviewed the company’s consolidated financial statements for 2019 and met with management, as well as with representatives of Ernst & Young LLP, the company’s independent registered public accounting firm, to discuss the consolidated financial statements. Our audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
In addition, our audit committee received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence and discussed with members of Ernst & Young LLP its independence.
Based on the foregoing communications, its review of the financial statements and other matters it deemed relevant, our audit committee recommended to our board of directors that the company’s audited consolidated financial statements for 2019 be included in the company’s Annual Report on Form 10-K for 2019.
Respectfully submitted by the members of the audit committee of the board of directors:
Elizabeth Huebner (Chair)
Julie M.B. Bradley
Tracy Britt Cool
Brian Kelley

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information known to us regarding the beneficial ownership of our capital stock as of March 31, 2020, for:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Class A common stock or Class B common stock;

•
each of our named executive officers;

•
each of our directors; and

•
all of our executive officers and directors as a group.

Applicable percentage ownership is based on 9,727,283 shares of Class A common stock and 3,654,248 shares of Class B common stock outstanding at March 31, 2020. The number of shares beneficially owned by each stockholder is determined under rules of the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Class A common stock and Class B common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days after March 31, 2020 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. At March 31, 2020, there were no outstanding shares of Class C capital stock.
Unless otherwise indicated, the address of all listed stockholders is c/o Blue Apron Holdings, Inc., 28 Liberty Street, New York, New York 10005. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable. Beneficial ownership representing less than 1% is denoted with an asterisk (*).
	Shares Beneficially Owned
	Class A		Class B		% of Total Voting Power
Name	Number	%	Number	%
5% Stockholders
Family Trust Created Under Article V of the Matthew Salzberg 2014 Annuity Trust Agreement(1)	—	—	1,316,272	36.0%	28.4%
Barry Salzberg(2)	—	—	1,866,147	51.1%	40.3%
River and Mercantile Asset Management LLP(3)	636,352	6.5%	—	—	1.4%
Named Executive Officers and Directors
Linda F. Kozlowski(4)	37,982	*	—	—	*
Bradley J. Dickerson(5)	3,000	*	84,642	2.3%	1.8%
Timothy S. Bensley(6)	17,456	*	—	—	*
Alan Blake(7)	15,242	*	—	—	*
Julie M.B. Bradley(8)	4,160	*	3,999	*	*
Tracy Britt Cool(9)	4,160	*	2,780	*	*
Gary R. Hirshberg(10)	4,160	*	2,988	*	*
Elizabeth Huebner	—	—	—	—	—
Brian P. Kelley(11)	4,160	*	2,569	*	*
Matthew B. Salzberg(12)	11,616	*	3,163,690	86.6%	68.4%
Executive Officers and Directors
All executive officers and directors as a group (12 persons)(13)	100,132	1%	3,176,026	86.9%	68.8%

*
Less than 1%.

(1)
Consists of 1,316,272 shares of Class B common stock held by Family Trust Created Under Article V of the Matthew Salzberg 2014 Annuity Trust Agreement, for which Matthew B. Salzberg and his father serve as co-trustees.

(2)
Consists of (i) 79,473 shares of Class B common stock held by Barry Salzberg, (ii) 108,590 shares of Class B common stock held by The Salzberg Family 2011 Trust, for which Barry Salzberg and his wife, Evelyn Salzberg, serve as co trustees, and for which, Barry Salzberg has sole investment control and his wife has sole voting control, (iii) 1,316,272 shares of Class B Common Stock held of record by Family Trust Created Under Article V of The Matthew Salzberg 2014 Annuity Trust Agreement, for which Barry Salzberg and his son, Matthew B. Salzberg, serve as co-trustees, and for which Barry Salzberg has sole voting control and Matthew B. Salzberg has sole investment control, (iv) 180,906 shares of Class B Common Stock held of record by MS 2018 Trust I, for which Barry Salzberg and Matthew B. Salzberg serve as co-trustees, and for which Barry Salzberg has sole voting control and Matthew B. Salzberg has sole investment control, and (v) 180,906 shares of Class B Common Stock held of record by MS 2018 Trust II, for which Barry Salzberg and Matthew B. Salzberg serve as co-trustees, and for which Barry Salzberg has sole voting control and Matthew B. Salzberg has sole investment control.

(3)
The information shown is based upon disclosures filed on a Schedule 13G with the SEC on February 14, 2020 based on holdings as of December 31, 2019 by River and Mercantile Asset Management LLP. The address of River and Mercantile Asset Management LLP is 30 Coleman Street, London EC2R 5AL, United Kingdom.

(4)
Consists of (i) 24,888 shares of Class A common stock held by Ms. Kozlowski and (ii) 13,094 shares of Class A common stock issuable to Ms. Kozlowski pursuant to restricted stock units vesting within 60 days of March 31, 2020.

(5)
Consists of (i) 3,000 shares of Class A common stock held by Mr. Dickerson and (ii) 84,642 shares of Class B common stock subject to options exercisable within 60 days of March 31, 2020.

(6)
Consists of (i) 12,705 shares of Class A common stock held by Mr. Bensley and (ii) 4,751 shares of Class A common stock issuable to Mr. Bensley pursuant to restricted stock units vesting within 60 days of March 31, 2020.

(7)
Consists of (i) 10,813 shares of Class A common stock held by Mr. Blake and (ii) 4,429 shares of Class A common stock issuable to Mr. Blake pursuant to restricted stock units vesting within 60 days of March 31, 2020.

(8)
Consists of (i) 4,160 shares of Class A common stock held by Ms. Bradley, (ii) 2,333 shares of Class B common stock held by Ms. Bradley and (iii) 1,666 shares of Class B common stock held by the Julie M.B. Bradley 2017 Irrevocable Trust.

(9)
Consists of (i) 4,160 shares of Class A common stock held by Ms. Cool and (ii) 2,780 shares of Class B common stock subject to options exercisable within 60 days of March 31, 2020.

(10)
Consists of (i) 4,160 shares of Class A common stock held by Mr. Hirshberg and (ii) 2,988 shares of Class B common stock subject to options exercisable within 60 days of March 31, 2020.

(11)
Consists of (i) 4,160 shares of Class A common stock held by Mr. Kelley and (ii) 2,569 shares of Class B common stock subject to options exercisable within 60 days of March 31, 2020.

(12)
Consists of (i) 11,616 shares of Class A common stock held by Mr. Salzberg, (ii) 1,315,161 shares of Class B common stock held by Mr. Salzberg, (iii) 1,316,272 shares of Class B common stock held by Family Trust Created Under Article V of the Matthew Salzberg 2014 Annuity Trust Agreement, for which Mr. Salzberg and his father serve as co-trustees, (iv) 180,906 shares of Class B common stock held by MS 2018 Trust I, for which Mr. Salzberg and his father serve as co-trustees, (v) 180,906 shares of Class B common stock held by MS 2018 Trust II, for which Mr. Salzberg and his father serve as co-trustees, (vi) 166,666 shares of Class B common stock held by The Matthew Salzberg Family 2014 Trust, for which Mr. Salzberg serves as a trustee, (vii) 1,250 shares of Class B common stock held by Aspiration Growth Opportunities II GP, LLC, with respect to which Mr. Salzberg has shared investment and voting power and (viii) 2,529 shares of Class B common stock subject to options exercisable within 60 days of March 31, 2020.

(13)
Consists of (i) 76,662 shares of Class A common stock, (ii) 23,470 shares of Class A common stock issuable pursuant to restricted stock units vesting within 60 days of March 31, 2020, (iii) 3,165,160 shares of Class B common stock, and (iv) 10,866 shares of Class B common stock subject to options exercisable within 60 days of March 31, 2020.

EXECUTIVE COMPENSATION
Executive Compensation Overview
This section describes the material elements of compensation awarded to, earned by or paid to our chief executive officer and our two most highly compensated executive officers (other than our chief executive officer). We refer to this group of executive officers as our “named executive officers.” For 2019, our named executive officers were:
•
Bradley J. Dickerson, former president and chief executive officer (resigned effective as of April 8, 2019);

•
Linda Findley Kozlowski, president and chief executive officer (hired effective as of April 8, 2019);

•
Timothy S. Bensley, chief financial officer and treasurer (hired effective as of May 21, 2018); and

•
Alan Blake, chief operating officer (promoted effective as of February 15, 2019) and former chief supply chain officer (hired effective as of June 25, 2018).

This section also provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and is intended to place in perspective the data presented in the tables and narrative discussions that follow.
Summary Compensation Table
The following table presents information regarding the total compensation awarded to, earned by, or paid to each of our named executive officers during the years indicated.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock awards ($)(2)	Option awards ($)(3)	All other compensation ($)	Total ($)
Linda F. Kozlowski President and Chief Executive Officer	2019	183,562(4)	68,836	2,155,924(5)	—	—	2,408,322
Bradley J. Dickerson Former President and Chief Executive Officer	2019	112,877(6)	—	—	—	499,992(7)	612,869
	2018	386,849(8)	—	787,205	46,978(9)	—	1,221,032
Timothy S. Bensley Chief Financial Officer and Treasurer	2019	483,288	187,500	861,352(10)	—	—	1,532,140
	2018	246,575(11)	187,500	1,003,160	60,847(12)	—	1,498,082
Alan Blake(13) Chief Operating Officer	2019	483,288	187,500	861,352(14)	—	—	1,532,140

(1)
Represents discretionary cash bonuses for the applicable year, paid in the subsequent year. For Ms. Kozlowski, the 2019 bonus amount consists of a discretionary bonus based on the prorated approximate amount of Ms. Kozlowski’s annual performance-based target cash bonus.

(2)
The amounts reported in this column represent the aggregate grant date fair value of the restricted stock units (“RSUs”) granted to the named executive officers during the applicable year, as computed in accordance with FASB Accounting Standards Codification Topic 718, Compensation — Stock Compensation. The assumptions used in calculating the grant date fair value of the RSUs reported in this column are set forth in Note 12 “Share-based Compensation” of our Annual Report on Form 10-K for the year ended December 31, 2019.

(3)
The amounts reported in this column represent the aggregate grant date fair value of the option awards granted to the named executive officers during the applicable year, as computed in accordance with FASB Accounting Standards Codification Topic 718, Compensation — Stock Compensation, which computations are further described in the footnotes to this Summary Compensation Table. The assumptions used in calculating the grant date fair value of the option awards reported in this column are set forth in Note 12 “Share-based Compensation” of our Annual Report on Form 10-K for the year ended December 31, 2019.
(4)
Represents salary earned by Ms. Kozlowski for the portion of 2019 during which she was employed by us. Ms. Kozlowski was hired effective April 9, 2019 and was paid a pro rata portion of an annual base salary of $250,000.

(5)
On May 25, 2019, Ms. Kozlowski was granted 193,572 RSUs and 13,826 performance stock units (“PSUs”), representing the right to receive an equal number of shares of Class A common stock. The PSUs are subject to vesting upon the achievement of specific performance conditions. The grant date fair value of the PSUs included in the Stock Awards column is $0 because we determined based on applicable accounting guidance that satisfaction of the performance conditions was not probable. The grant date fair value of the PSUs, assuming all performance conditions are satisfied, would be $153,987.

(6)
Represents salary earned by Mr. Dickerson for the portion of 2019 during which he was employed by us. Mr. Dickerson’s employment with us ended effective April 9, 2019 and, during 2019, he was paid a pro rata portion of an annual base salary of $400,000.

(7)
Following Mr. Dickerson’s resignation as president and chief executive officer, effective April 8, 2019, he provided certain advisory services to us, pursuant to an Advisory Agreement, for which he received $499,992 in 2019.

(8)
Mr. Dickerson’s annual base salary increased from $300,000 to $400,000 effective as of February 18, 2018.

(9)
On February 25, 2018, Mr. Dickerson was granted options to purchase 16,928 shares of Class A common stock at an exercise price of $46.50 per share, which options are subject to vesting upon the achievement of specific performance conditions that are tied to the achievement of certain financial targets through December 31, 2019 and based on market conditions that are tied to the achievement of certain stock price targets through June 30, 2020. The amount reported for Mr. Dickerson in the Option Awards column reflects the grant date fair value of the stock option award that is subject to vesting upon the achievement of the market conditions. The grant date fair value of the stock option award that is subject to vesting upon the achievement of the performance conditions included in the Option Awards column is $0 because we determined based on applicable accounting guidance that satisfaction of the performance conditions was not probable. The grant date fair value of the stock option award that is subject to vesting upon the achievement of the performance conditions, assuming all performance conditions are satisfied, would be $201,879. The stock options were forfeited upon Mr. Dickerson’s cessation of employment with the company effective April 8, 2019.

(10)
On February 25, 2019, Mr. Bensley was granted 41,611 RSUs and 10,402 PSUs, representing the right to receive an equal number of shares of Class A common stock. The PSUs are subject to vesting upon the achievement of specific performance conditions. The grant date fair value of the PSUs included in the Stock Awards column is $0 because we determined based on applicable accounting guidance that satisfaction of the performance conditions was not probable. The grant date fair value of the PSUs that are subject to vesting upon the achievement of the performance conditions, assuming all performance conditions are satisfied, would be $215,338.

(11)
Represents salary earned by Mr. Bensley for the portion of 2018 during which he was employed by us. Mr. Bensley was hired effective May 21, 2018 and was paid a pro rata portion of an annual base salary of $400,000. On March 3, 2019, Mr. Bensley’s base salary was increased to $500,000.

(12)
On May 25, 2018, Mr. Bensley was granted options to purchase 21,924 shares of Class A common stock at an exercise price of $45.75 per share, which options are subject to vesting upon the achievement of specific performance conditions that are tied to the achievement of certain financial targets through December 31, 2019 and based on market conditions that are tied to the achievement of certain stock price targets through June 30, 2020. The amount reported for Mr. Bensley in the Option Awards column reflects the grant date fair value of the stock option award that is subject to vesting upon the achievement of the market conditions. The grant date fair value of the stock option award that is subject to vesting upon the achievement of the performance conditions included in the Option Awards column is $0 because we determined based on applicable accounting guidance that satisfaction of the performance conditions was not probable. The grant date fair value of the stock option award that is subject to vesting upon the achievement of the performance conditions, assuming all performance conditions are satisfied, would be $261,480. The amounts reported in the Summary Compensation Table for these awards may not represent the amounts that Mr. Bensley will realize from the awards. Whether, and to what extent, Mr. Bensley realizes value will depend on our actual operating performance and stock price fluctuations, in each case determined in accordance with the terms of the stock award, and Mr. Bensley’s continued employment.
(13)
Mr. Blake was not a named executive officer for 2018. Therefore, the Summary Compensation Table includes compensation information for 2019 only.

(14)
On February 25, 2019, Mr. Blake was granted 41,611 RSUs and 10,402 PSUs, representing the right to receive an equal number of shares of Class A common stock. The PSUs are subject to vesting upon the achievement of specific performance conditions. The grant date fair value of the PSUs included in the Stock Awards column is $0 because we determined based on applicable accounting guidance that satisfaction of the performance conditions was not probable. The grant date fair value of the PSUs that are subject to vesting upon the achievement of the performance conditions, assuming all performance conditions are satisfied, would be $215,338.

Narrative to Summary Compensation Table
We review compensation annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. We do not target a specific competitive position or a specific mix of compensation among base salary, bonus or long-term incentives.
Our chief executive officer typically proposes base salary, target bonuses, and equity incentive compensation for members of our executive team (excluding himself or herself, as applicable) to the compensation committee. The chief executive officer’s proposals are based on the company’s pay philosophy and methodology and in line with executive compensation for similarly situated executives at peer companies. Our compensation committee then typically reviews and discusses the proposals with the chief executive officer and chief financial officer for all executives other than the chief executive officer. The compensation committee, without the applicable members of management present, further discusses the chief executive officer’s recommendations and ultimately recommends for our board of directors’ approval the base salary, target bonuses and equity incentive compensation of our executive officers for the current year, as well as the amount of executive officer cash bonuses for the prior year, based on the attainment of company and individual goals. The chief executive officer is not present during voting or deliberations regarding her compensation by the compensation committee or the board of directors.
Base salary.   In 2019, we paid annual base salaries to Mr. Dickerson, Ms. Kozlowski, Mr. Bensley and Mr. Blake in the amounts of $400,000, $250,000, $500,000 and $500,000, respectively. These base salaries were determined based on a variety of factors, including using a competitive assessment of similarly situated executives at our peer companies in an effort to make them competitive with the 50th percentile, and taking into account customary annual base salary increases, recognize their individual performance and provide competitive compensation to retain key executives. We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.
Annual bonus.   Our board of directors may, in its discretion, award bonuses to our named executive officers from time to time. We typically establish annual bonus targets based around a set of specified corporate goals for our named executive officers, along with individual goals, and conduct an annual performance review to determine the attainment of such goals. The target bonuses for our named executive officers for 2019, as a percentage of base salary, were 75% for each of Ms. Kozlowski and Messrs. Bensley and Blake. Mr. Dickerson’s employment terminated in April 2019 and, therefore, Mr. Dickerson was not eligible for a 2019 bonus. Our management may propose bonus awards to the compensation committee, or the board of directors primarily based on such review process and such target percentages. Our compensation committee determines or makes a recommendation to the board of directors regarding eligibility requirements for and the amount of such bonus awards. With respect to 2019, we awarded and paid a bonus of $68,836 to Ms. Kozlowski, which reflected a discretionary pro-rated amount of her annual performance-based target cash bonus based on her annual performance, and $187,500 to each of Mr. Bensley and Mr. Blake, which reflected a discretionary amount of their annual performance-based target cash bonus, each as approved by our compensation committee.
Equity incentives.   Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our compensation committee and board of directors periodically review the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them in the form of stock options and/or RSUs.
On May 25, 2019, our compensation committee granted Ms. Kozlowski an aggregate of 193,572 RSUs, representing the right to receive an equal number of shares of Class A common stock. The dollar value of the RSU awards was approximately $3,500,000; the number of shares of Class A common stock underlying the RSU awards was determined by dividing the dollar value of the award by the unweighted average closing price of Class A common stock over the 90 consecutive calendar days immediately preceding the date that we announced Ms. Kozlowski’s appointment as our president and chief executive officer. The RSUs vest as follows: (i) 3.38% of the RSUs vested on May 25, 2019, (ii) 6.25% will vest in equal quarterly installments (on each August 25, November 25, February 25 and May 25) over the following fifteen (15) quarterly periods, and (iii) the remaining 2.87% will vest on May 25, 2023, subject to Ms. Kozlowski’s continued employment with us on each applicable vesting date.
On May 25, 2019, our compensation committee also granted Ms. Kozlowski 13,826 PSUs, representing the right to receive an equal number of shares of Class A common stock. The dollar value of the PSU award was approximately $250,000; the number of shares of Class A common stock underlying the PSU award was determined by dividing the dollar value of the award by the unweighted average closing price of Class A common stock over the 90 consecutive calendar days immediately preceding the date that we announced Ms. Kozlowski’s appointment as our president and chief executive officer. The vesting of the PSUs was tied to our achievement of specified performance goals for the year ended December 31, 2019, which goals were not met for such period; accordingly, the PSUs were automatically forfeited and cancelled, effective December 31, 2019.
On February 25, 2019, our board of directors granted RSU awards, representing the right to receive 41,611 shares of Class A common stock, to each of Mr. Bensley and Mr. Blake, effective as of February 25, 2019. The dollar value of these RSU awards was approximately $750,000 for each of Mr. Bensley and Mr. Blake; the number of shares of Class A common stock underlying each such RSU award was determined by dividing the dollar value of each award by the greater of either:
•
the unweighted average closing price of our Class A common stock based on the trading days during the immediately preceding ninety calendar day period immediately prior to the date of submission of the RSU awards to our compensation committee for approval (“Ninety Day Average Trading Price”); or

•
the unweighted average closing price of our Class A common stock based on the immediately preceding seven trading day period immediately prior to the date of submission of the RSU awards to our compensation committee for approval.

The RSU awards were scheduled to vest over four years in quarterly installments, with 6.25% of the RSUs vesting on each May 25, August 25, November 25 and February 25 over the four-year period following February 25, 2019. The vesting was subject to the named executive officer’s continued employment with us on each applicable vesting date.
On February 25, 2019, our compensation committee also granted Mr. Bensley and Mr. Blake 10,402 PSUs each, representing the right to receive an equal number of shares of Class A common stock. The dollar value of the PSU award was approximately $187,500 each; the number of shares of Class A common stock underlying the PSU award was determined by dividing the dollar value of the award by the unweighted average closing price of Class A common stock over the 90 consecutive calendar days immediately preceding the date of submission of the PSU awards to our compensation committee for approval. The vesting of the PSUs was tied to our achievement of specified performance goals for the year ended December 31, 2019, which goals were not met for such period; accordingly, the PSUs were automatically forfeited and cancelled, effective December 31, 2019.
Advisory Agreement.   On April 8, 2019, we entered into an advisory agreement with Mr. Dickerson (the “Advisory Agreement”), which provided for (i) 12 equal monthly installments of $41,666 (the “Advisory Fees”), which survive expiration or termination of the Advisory Agreement; (ii) continued vesting of Mr. Dickerson’s outstanding unvested RSU awards through the earlier to occur of the expiration or termination of the Advisory Agreement (the “Continued Vesting RSUs”), provided that, upon any termination of the Advisory Agreement, such RSUs that would have vested through December 31, 2019 but for such termination would accelerate and be settled in accordance with their terms unless such termination was by Mr. Dickerson for convenience or by us due to Mr. Dickerson’s material breach of the Advisory Agreement; and (iii) extension of the exercise period applicable to certain of Mr. Dickerson’s outstanding stock option awards that were vested as of his date of resignation through July 31, 2020 (the “Extended Exercise Options”). In connection with the consummation of a Reorganization Event (as defined in our 2017 Equity Incentive Plan) occurring at any time (x) during the term of the Advisory Agreement, the Continued Vesting RSUs would accelerate and be settled in accordance with their terms; (y) prior to July 31, 2020, the Extended Exercise Options would either be assumed, replaced or, to the extent “in-the-money,” paid therefor; and (z) prior to the final payment of the Advisory Fees, the Advisory Fees will remain our obligation (or our successor’s) until so paid. The Advisory Agreement expired by its terms on December 31, 2019.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the outstanding equity awards held by each named executive officer as of December 31, 2019.
	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)(1)
Linda F. Kozlowski	—	—	—	—	162,836(2)	1,071,461
Bradley J. Dickerson	84,642	—	55.35	7/31/2020	—	—
Timothy S. Bensley	—	10,962(3)	45.75	5/24/2028	13,706(4)	90,185
					33,811(5)	222,476
Alan Blake	—	8,388(3)	33.45	5/24/2028	11,537(6)	75,913
					33,811(7)	222,476

(1)
This column represents the market value of the shares underlying RSUs as of December 31, 2019, based on the closing price of our Class A common stock, as reported on the NYSE, of $6.58 per share on December 31, 2019.

(2)
Represents an RSU award granted on May 25, 2019 for 193,572 shares of Class A common stock under our 2017 Equity Incentive Plan. The RSUs vest as follows: (i) 3.38% of the RSUs vested on May 25, 2019, (ii) 6.25% will vest in equal quarterly installments over the following fifteen quarterly periods, and (iii) the remaining 2.87% will vest on May 25, 2023, subject to Ms. Kozlowski’s continued employment with us on each applicable vesting date.

(3)
These stock options are subject to vesting based on market conditions that are tied to the achievements of certain stock price targets through June 30, 2020, and subject to continued service with us through the measurement period.

(4)
Represents an RSU award granted on May 25, 2018 for 21,927 shares of Class A common stock under our 2017 Equity Incentive Plan. 25% of the RSUs vested on May 25, 2019, with the remainder vesting in equal quarterly installments of 6.25% until they become fully vested on May 25, 2022, subject to continued service with us through each such vesting date.

(5)
Represents an RSU award granted on February 25, 2019 for 41,611 shares of Class A common stock under our 2017 Equity Incentive Plan. The RSUs vest in equal quarterly installments of 6.25% until they become fully vested on February 25, 2023, subject to continued service with us through each such vesting date.

(6)
Represents an RSU award granted on August 25, 2018 for 16,779 shares of Class A common stock under our 2017 Equity Incentive Plan. 25% of the RSUs vested on August 25, 2019, with the remainder vesting in equal quarterly installments of 6.25% until they become fully vested on August 25, 2022, subject to continued service with us through each such vesting date.

(7)
Represents an RSU award granted on February 25, 2019 for 41,611 shares of Class A common stock under our 2017 Equity Incentive Plan. The RSUs vest in equal quarterly installments of 6.25% until they become fully vested on February 25, 2023, subject to continued service with us through each such vesting date.

Equity Compensation Plan Information
Our equity compensation plans consist of our 2012 Equity Incentive Plan and our 2017 Equity Incentive Plan. Prior to our IPO, we granted awards under the 2012 Equity Incentive Plan. Following our IPO, any remaining shares available for issuance under our 2012 Equity Incentive Plan were added to the shares reserved under our 2017 Equity Incentive Plan.
The following table shows certain information concerning all of our equity compensation plans in effect as of December 31, 2019:
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)(1)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders
2012 Equity Incentive Plan	190,559	71.43	—
2017 Equity Incentive Plan	1,632,549	40.11	1,305,944
Equity compensation plans not approved by security holders	—	—	—
Total	1,823,108	68.06	1,305,944

(1)
The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying restricted stock units, which have no exercise price.

Potential Payments Upon Termination or Change in Control
The Blue Apron Holdings, Inc. Executive Severance Benefits Plan, adopted by our compensation committee in February 2018 (the “Severance Plan”), provides certain designated eligible full-time executives of the company or any of its subsidiaries whose position generally is at or above the level of Senior Vice President or its equivalent (“Covered Employees”), including our named executive officers, certain severance benefits upon the occurrence of the following events (each, a “Covered Termination”): (a) a termination without cause (as defined in the Severance Plan) prior to a change in control (as defined in the Severance Plan); (b) with respect to Ms. Kozlowski and certain other designated executives, a termination without cause or a resignation for good reason (as defined in the Severance Plan), in either case prior to a change in control; and (c) a termination without cause or a resignation for good reason, in either case within 12 months following a change in control (a “Change in Control Termination”).

The Severance Plan administrator is our board of directors or a committee thereof designated by our board of directors. Pursuant to the Severance Plan, each Covered Employee who is subject to a Covered Termination is entitled to:
•
continuation of such Covered Employee’s monthly base salary (as defined in the Severance Plan) for a period of 12 months in the case of the company’s chief executive officer, or six months in the case of other Covered Employees (as applicable, the “Severance Period”), following such termination;

•
in the event such Covered Employee elects to receive Consolidated Omnibus Budget Reconciliation Act, or COBRA, continuation health coverage following such termination, payment by the company of a portion of the cost of COBRA continuation health coverage for the Covered Employee and his or her applicable dependents through the earliest of (i) the end of the Covered Employee’s Severance Period, (ii) the date on which the Covered Employee’s new benefits plan coverage commences with a new employer, and (iii) the date on which such COBRA continuation health coverage is no longer in force;

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at the request of the Covered Employee and as determined in the Severance Plan administrator’s sole discretion, the arrangement of and payment for reasonable outplacement services by the company for up to six months following the Covered Employee’s date of termination of employment;

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any unpaid annual or other bonus earned in respect of any completed bonus period that ended prior to the date of the Covered Employee’s Covered Termination that the Severance Plan administrator determines to be payable to the Covered Employee in its discretion pursuant to the company’s contingent compensation program;

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solely in the case of a Change in Control Termination, a lump sum payment in an amount equal to the prorated portion of the Covered Employee’s annual target bonus for the year of the Covered Termination; and

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in the case of a Change in Control Termination, full vesting of any unvested company equity awards held by the Covered Employee that vest based solely on continued service.

All payments and benefits provided under the Severance Plan are contingent upon the execution and effectiveness of a release of claims by the executive in our favor and continued compliance by the executive with any applicable noncompetition, nonsolicitation, and other obligations owed to the company or any of its subsidiaries.
See above under “— Narrative to Summary Compensation Table — Advisory Agreement” for a description of the Advisory Agreement entered into with Mr. Dickerson.
Retirement Benefits
We maintain a retirement plan for the benefit of our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). The 401(k) plan provides that each participant may contribute up to an annual statutory limit. Participants who are at least 50 years old can also contribute additional amounts based on statutory limits for “catch-up” contributions. Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee as directed by participants.
Employee Benefits and Perquisites
Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees.

Limitation of Liability and Indemnification
Our restated certificate of incorporation, as amended, limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty or other duty as a director. However, these provisions do not eliminate or limit the liability of any of our directors:
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for any breach of the director’s duty of loyalty to us or our stockholders;

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for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

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for voting or assenting to unlawful payments of dividends, stock repurchases or other distributions; or

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for any transaction from which the director derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.
In addition, our restated certificate of incorporation, as amended, provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.
We maintain a general liability insurance policy that covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, we have entered into indemnification agreements with all of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify each such director and executive officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as one of our directors.
Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our board of directors. We have agreed that we will be the indemnitor of “first resort,” however, with respect to any claims against these directors for indemnification claims that are indemnifiable by both us and their employers. Accordingly, to the extent that indemnification is permissible under applicable law, we will have full liability for such claims (including for the advancement of any expenses) and we have waived all related rights of contribution, subrogation or other recovery that we might otherwise have against these directors’ employers.

DIRECTOR COMPENSATION
Under our non-employee director compensation policy, which was adopted in August 2017 and amended in April 2019 and February 2020, our non-employee directors receive the cash compensation set forth below, and an annual RSU award grant having an aggregate fair market value of $125,000 on the date of grant. Annual RSU awards are made at each annual meeting of stockholders, including the Annual Meeting. Each such RSU award will vest in full on the earlier of the first anniversary of the date of grant and the date of the next annual stockholder meeting following the date of grant. In addition, from and after the date our non-employee director compensation policy was first adopted, new non-employee directors are also eligible for an initial RSU award having an aggregate fair market value of $125,000 on the date of grant, which is the date of such director’s initial election to our board of directors, which amount shall be prorated based on time until the company’s next scheduled annual meeting of stockholders or, if the date of the annual meeting has not been set on the date of grant, the business day following the first anniversary of the last annual meeting. Such RSU award will vest in full on the first anniversary of the grant date. All RSU awards granted to our non-employee directors provide for the immediate acceleration of all vesting thereunder in the event of a change in control.
Each non-employee director is eligible to receive compensation for his or her service on our board of directors or committees thereof consisting of annual cash retainers paid quarterly in arrears, as follows. The annual retainer for non-employee directors is $50,000. Additional annual retainers are as follows: chairman of the board ($50,000); lead independent director, if appointed ($20,000); the chairman of the audit committee ($15,000); the chairman of the compensation committee ($13,000); the chairman of the nominating and corporate governance committee ($9,000); non-chair member of audit committee ($7,500); non-chair member of compensation committee ($6,500); and non-chair member of the nominating and corporate governance committee ($4,500).
We have a policy of reimbursing our directors for their reasonable out-of-pocket expenses incurred in attending board of directors and committee meetings.
The table below shows all compensation to our non-employee directors serving during 2019.
Name	Fees earned or paid in cash ($)	Stock awards ($)(1)(2)	Total ($)
Julie M.B. Bradley	71,503	125,634	197,137
Tracy Britt Cool	62,003	125,634	187,637
Kenneth A. Fox(3)	10,161	—	10,161
Robert P. Goodman(4)	—	125,634	125,634
Gary R. Hirshberg	65,503	125,634	191,137
Brian P. Kelley	65,295	125,634	190,929
Matthew B. Salzberg	110,918	125,634	236,552

(1)
The values disclosed represent the aggregate grant date fair value of restricted stock units granted to the director, calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the restricted stock unit grants reported in this column are set forth in Note 12 “Share-based Compensation” to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

(2)
As of December 31, 2019, the aggregate number of shares of our Class A common stock subject to outstanding stock awards held by our non-employee directors was as follows:

Name	Aggregate Number of Stock Awards
Julie M.B. Bradley	12,848
Tracy Britt Cool	12,848
Kenneth A. Fox	—
Robert P. Goodman	—
Gary R. Hirshberg	12,848
Brian P. Kelley	12,848
Matthew B. Salzberg	12,848

(3)
Mr. Fox resigned from the board of directors, effective February 2019.

(4)
Mr. Goodman declined to receive the annual cash retainer payable for his service as a non-employee director, lead independent director and chairman of the compensation committee during 2019. Mr. Goodman resigned from the board of directors, effective December 2019.

As a general matter, we do not provide any additional compensation to Ms. Kozlowski, our president and chief executive officer, for her service as a member of our board of directors, nor did we provide any additional compensation to Bradley J. Dickerson, our former president and chief executive officer, for his service as a member of our board of directors. The compensation related to Ms. Kozlowski and Mr. Dickerson’s service as president and chief executive officer of the company paid to each in 2019, respectively, is set forth above under “Executive Compensation — Summary Compensation Table.”
Our compensation committee engaged the services of Compensia, a national management consulting firm, to provide assistance in developing our non-employee director compensation policy in conjunction with becoming a public company. Compensia provided our compensation committee with compensation survey data for purposes of comparing each compensation component within our non-employee director compensation policy — namely, annual retainers for board and committee membership and equity incentive awards — to a group of other publicly traded companies of similar size and industries. In addition, Compensia considered the overall economic environment and trends and developments in non-employee director compensation when making observations and recommendations. Compensia presented its findings and observations in a written report to our compensation committee prior to our compensation committee making any recommendations to our board of directors regarding the compensation of our non-employee directors. In connection with adopting our non-employee director compensation plan in conjunction with becoming a public company, our compensation committee and board of directors reviewed the peer group data for 15 publicly traded companies of relevant size and industries:
B&G Foods	Lancaster Colony	The Hain Celestial Group
Blue Buffalo Pet Products	Panera Bread	TripAdvisor
Domino’s Pizza	Pinnacle Foods	Wayfair
Dunkin’ Brands Group	Shutterfly	Yelp
GrubHub	Square	Zillow Group
Our compensation committee compared the components and amounts of compensation that we provide to our non-employee directors with the components and amounts of compensation provided to non-employee directors in the peer group and used this comparison data as a guideline in its review and recommendations regarding cash retainers and equity incentive compensation to be paid to our non-employee directors. After reviewing the data and considering the input, our compensation committee recommended, and our board of directors approved, our non-employee director compensation policy in August 2017. In 2019, Compensia assisted our compensation committee in modifying our non-employee director compensation policy to provide for the payment of additional compensation for service as chairman of the board by a non-employee based on the peer group data described above and comparable companies within Compensia’s Tech 150.
We expect to review non-employee director compensation periodically with input from Compensia or another compensation consultant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.
If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our general counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, our audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of our audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between audit committee meetings, subject to ratification by the audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.
A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by our audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, our audit committee will review and consider:
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the related person’s interest in the related person transaction;

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the approximate dollar value of the amount involved in the related person transaction;

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the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

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whether the transaction was undertaken in the ordinary course of our business;

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whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

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the purpose of, and the potential benefits to us of, the transaction; and

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any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in or is not inconsistent with our company’s best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.
Pursuant to the SEC’s related person transaction disclosure rule, the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of the policy:
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interests arising only from the related person’s position as a director of another corporation or organization that is a party to the transaction;

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interests arising only from the direct or indirect ownership by the related person and all other related persons in the aggregate of less than a 10% equity interest (other than a general partnership interest) in another entity which is a party to the transaction;

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interests arising solely from the ownership of a class of our equity securities if all holders of that class of equity securities receive the same benefit on a pro rata basis;

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compensation arrangements with executive officers if the compensation has been approved, or recommended to the board of directors for approval, by our compensation committee;

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compensation for services as a director of our company if such compensation will be publicly reported pursuant to SEC rules;

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interests arising solely from indebtedness of a 5% stockholder or an immediate family member of a 5% stockholder;

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a transaction where the rates or charges involved in the transaction are determined by competitive bids;

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a transaction that involves the rendering of services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental authority; and

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a transaction that involves services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

In addition, our board of directors has determined that transactions that are specifically contemplated by our corporate charter or bylaws are not related person transactions for purposes of the policy. The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our compensation committee in the manner specified in its charter.
We did not have a written policy regarding the review and approval of related person transactions prior to our IPO in June 2017. Nevertheless, with respect to such transactions, it was historically the practice of our board of directors to consider the nature of and business reasons for such transactions, how the terms of such transactions compared to those which might be obtained from unrelated third parties and whether such transactions were otherwise fair to and in the best interests of, or not contrary to, our company’s best interests. In addition, all related person transactions historically required prior approval, or later ratification, by our board of directors.
Related Person Transactions
Below we describe transactions since January 1, 2018 to which we were or will be a participant and in which the amounts involved exceeded or will exceed $120,000, and any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
Registration Rights
We are a party to an investors’ rights agreement, originally entered into in January 2013 and most recently amended and restated in May 2015, with our significant stockholders, including entities affiliated with Matthew B. Salzberg, Family Trust Created Under Article V of the Matthew Salzberg 2014 Annuity Trust Agreement and The Matthew Salzberg Family 2014 Trust. The investors’ rights agreement provides these holders the right to request that their shares be included in a registration statement that we are otherwise filing. Pursuant to the investors’ rights agreement, we are required to pay all registration expenses and indemnify these holders with respect to each registration of registrable shares that is effected.
Indemnification Agreements
Our restated certificate of incorporation, as amended, provides that we will indemnify our officers and directors to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and executive officers.
Arrangements with Executive Officers and Directors
For a description of the compensation arrangements that we have with our executive officers and directors, see “Executive Compensation.”

TRANSACTION OF OTHER BUSINESS
Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.
ADDITIONAL INFORMATION
Procedures for Submitting Stockholder Proposals
Requirements for Stockholder Proposals to be Brought Before the Annual Meeting.   We must receive notice of proposals of stockholders (including director nominations) intended to be presented at the 2021 annual meeting of stockholders but not included in the proxy statement by March 17, 2021, but not before February 15, 2021. However, in the event the 2021 annual meeting of stockholders is scheduled to be held on a date before May 15, 2021, or after August 15, 2021, notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. A stockholder must give written notice of such proposals to our Secretary at 28 Liberty Street, New York, NY 10005. Any nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, the person’s written consent to be named in the proxy statement and to serve as a director if elected, and such information as we might reasonably require to determine the eligibility of the person to serve as a director. As to other business, the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such stockholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for stockholder action. In addition, to make a nomination or proposal, the stockholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Exchange Act) and certain additional information.
Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials.   In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2021 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than December 30, 2020. Such proposals must be delivered to our Corporate Secretary, c/o Blue Apron Holdings, Inc., 28 Liberty Street, New York, NY 10005.

Blue Apron

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A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

	For	Withhold
01 - Tracy Britt Cool	☐	☐
02 - Elizabeth Huebner	☐	☐
03 - Matthew B. Salzberg	☐	☐

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The 2020 Annual Meeting of Stockholders of Blue Apron Holdings, Inc. will be held on Monday, June 15, 2020 at 10:00 A.M. Eastern Time, virtually via the internet at www.meetingcenter.io/292443445.

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Proxy — Blue Apron Holdings, Inc.

Notice of 2020 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 15, 2020

The undersigned stockholder hereby appoints Linda F. Kozlowski and Meredith L. Deutsch, or any of them, as proxies, each with power of substitution, and hereby authorizes them to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Blue Apron Holdings, Inc. to be held on June 15, 2020, held virtually at www.meetingcenter.io/292443445, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1 and FOR Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Please vote, sign, date and return this proxy card promptly using the enclosed return envelope or vote by telephone or the internet.

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